                                                                   EXHIBIT 10.19

                                     CONSENT

                  This CONSENT is dated as of April 4, 2003 (this "Consent"), between TRW Automotive Holdings Corp., a Delaware corporation (the "Company"), and Automotive Investors L.L.C., a Delaware limited liability company ("AI
LLC").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, pursuant to Section 20 of the Employee Stockholders
Agreement, dated as of February 28, 2003 (the "Employee Stockholders
Agreement"), among the Company, AI LLC and the other parties named therein, the
Employee Stockholders Agreement may be amended by an instrument in writing and signed by the Company and the stockholders which own shares of Company's common stock, par value $0.01 per share (the "Common Stock"), representing at least a majority of the voting power represented by all Common Stock outstanding on a fully diluted basis and owned by all stockholders of the Company; and

                  WHEREAS, AI LLC owns shares of Common Stock representing a majority of the voting power represented by all Common Stock outstanding on a fully diluted basis and owned by all stockholders of the Company;

                  NOW, THEREFORE, in consideration of the premises set forth herein, the parties hereto agree as follows:

                  1. Substitution of Parties. The parties hereto agree to
substitute Northrop Grumman Corporation, a Delaware corporation, with Richmond
U.K. Inc., a Delaware corporation (formerly named, prior to March 11, 2003, TRW
Automotive UK Inc.), as a party to the Employee Stockholders Agreement, such substitution to be effective as of the date of the Employee Stockholders
Agreement.

                  2. Continuing Effect of Employee Stockholders Agreement. This
Consent shall not constitute an amendment or waiver of or consent to any provision of the Employee Stockholders Agreement not expressly referred to herein. Except as expressly consented to hereby, the provisions of the Employee
Stockholders Agreement are and shall remain in full force and effect.

                  3. Counterparts. This Consent may be executed in any number of counterparts, all of which together shall constitute a single instrument.

                  4. Governing Law. This Consent shall be governed by and
construed and enforced in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties have executed this Consent as of the day and year first above written.

                                             TRW AUTOMOTIVE HOLDINGS CORP.

                                             By: /s/ Joshua Astrof
                                                 -------------------------------
                                                 Name:  Joshua Astrof
                                                 Title: Authorized Signatory

                                             AUTOMOTIVE INVESTORS L.L.C.

                                             By: /s/ Neil P. Simpkins
                                                 -------------------------------
                                                 Name:  Neil P. Simpkins
                                                 Title: Authorized Signatory